Exhibit 23.14

                           Consent of Gerald J. Ford

I hereby consent to the reference in the Joint Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of McMoRan Exploration Co. to my name as a person about to become a director of McMoRan Exploration Co.

                                                       /s/Gerald J. Ford
                                                 -----------------------------
                                                         Gerald J. Ford


New Orleans, Louisiana
August 11, 1998